SUPPLEMENT TO THE PROSPECTUS

OF

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(the “Funds”)

The Funds’ prospectus offering shares of WealthBuilder Portfolios is amended to include the following changes, effective as of the dates indicated below.

I.             Exclusion of Systematic Transactions from Certain Waivers (Effective May 1, 2012)

The following sentence is added at the end of the 3rd bullet under the section “Reductions and Waivers of Sales Charges –When Reductions and Waivers Apply”:

Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from this provision.

II.            Commission Waivers for Certain Share Purchases (Effective May 1, 2012)

                In the section entitled “Reductions and Waivers of Sales Charges,” the phrase “…unless the dealer of record waived its commission with a Portfolio’s approval” is deleted from the footnote to the table.

February 10, 2012                                                                                                                               WBP022/P810SP2